EXHIBIT 10.2
EXECUTION COPY
[PEABODY]
FOURTH AMENDMENT TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of March 10, 2008, is entered into among P&L RECEIVABLES COMPANY, LLC (the “Seller”), PEABODY ENERGY CORPORATION, (the “Servicer”), the various Sub-Servicers listed on the signature pages hereto (the “Sub-Servicers”), Market Street Funding LLC (as successor to Market Street Funding Corporation, the “Issuer”), all LC Participants listed on the signature pages hereto (the “LC Participants”), and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”) and as LC Bank (the “LC Bank”).
RECITALS
     1. The parties hereto are parties to the Amended and Restated Receivables Purchase Agreement, dated as of September 30, 2005 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and
     2. The parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.
     SECTION 2. Amendments to the Agreement.
     (a) The definition of “Monthly Settlement Date” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     “Monthly Settlement Date” means (a) for any calendar month other than the calendar months of November 2007, December 2007, January 2008, February 2008 or March 2008, the twenty-first day of such calendar month (or the next succeeding Business Day if such day is not a Business Day), beginning March 21, 2002 and (b) for each of the calendar months of November 2007, December 2007, January 2008, February 2008 and March 2008, the twenty-fifth day of such calendar month (or the next succeeding Business Day if such day is not a Business Day).
     SECTION 3. Representations and Warranties. Each of the Seller, the Servicer and the Sub-Servicers hereby represents and warrants to the Administrator and the Purchasers as follows:
     (a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
     (b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.
     (c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
     SECTION 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
     SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of:
     (a) counterparts of this Amendment executed by each of the other parties hereto (including facsimile or electronic copies); and
     (b) such other documents and instruments as the Administrator may reasonably request.
     SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.
     SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.
     SECTION 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[Signatures begin on next page]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above

P&L RECEIVABLES COMPANY, LLC, as Seller

By:	/s/ Walter L. Hawkins, Jr.
Name:	WALTER L. HAWKINS, JR.
Title:	TREASURER & VP

PEABODY ENERGY CORPORATION, as
Servicer

By:	/s/ Walter L. Hawkins, Jr.
Name: WALTER L. HAWKINS, JR.
Title: TREASURER & VP
Fourth Amendment to A&R RPA (Peabody)

ARCLAR COMPANY, LLC,
as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.
Name:	WALTER L. HAWKINS, JR.
Title:	TREASURER & VP

BLACK BEAUTY COAL COMPANY, LLC
as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.
Name:	WALTER L. HAWKINS, JR.
Title:	TREASURER & VP

CABALLO COAL COMPANY,
as Sub-Servicer

By:	/s/ Walter L. Hawkins, Jr.
Name:	WALTER L. HAWKINS, JR.
Title:	TREASURER & VP
Fourth Amendment to A&R RPA (Peabody)

COALSALES, LLC, as Sub-Servicer

By: Name:	/s/ Walter L. Hawkins, Jr. WALTER L. HAWKINS, JR.
Title:	TREASURER & VP

COALSALES II, LLC, as Sub-Servicer

By: Name:	/s/ Walter L. Hawkins, Jr. WALTER L. HAWKINS, JR.
Title:	TREASURER & VP

COALTRADE, LLC, as Sub-Servicer

By: Name:	/s/ Walter L. Hawkins, Jr. WALTER L. HAWKINS, JR.
Title:	TREASURER & VP

COALTRADE INTERNATIONAL, LLC, as Sub-Servicer

By: Name:	/s/ Walter L. Hawkins, Jr. WALTER L. HAWKINS, JR.
Title:	TREASURER & VP
Fourth Amendment to A&R RPA (Peabody)

PEABODY HOLDING COMPANY, LLC, as Sub-Servicer

By: Name:	/s/ Walter L. Hawkins, Jr. WALTER L. HAWKINS, JR.
Title:	TREASURER & VP

PEABODY WESTERN COAL COMPANY, as Sub-Servicer

By: Name:	/s/ Walter L. Hawkins, Jr. WALTER L. HAWKINS, JR.
Title:	TREASURER & VP

POWDER RIVER COAL, LLC as Sub-Servicer

By: Name:	/s/ Walter L. Hawkins, Jr. WALTER L. HAWKINS, JR.
Title:	TREASURER & VP

TWENTYMILE COAL COMPANY, as Sub-Servicer

By: Name:	/s/ Walter L. Hawkins, Jr. WALTER L. HAWKINS, JR.
Title:	TREASURER & VP
Fourth Amendment to A&R RPA (Peabody)

MARKET STREET FUNDING LLC, as Issuer

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By: Name:	/s/ William P. Falcon William P. Falcon
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as the LC Bank and as an LC Participant

By: Name:	/s/ William P. Falcon William P. Falcon
Title:	Vice President
Fourth Amendment to A&R RPA (Peabody)